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AMENDED AND RESTATED NON-EXCLUSIVE DISTRIBUTION AGREEMENT

between

DEXCOM, INC.

and

BYRAM HEALTHCARE

Dated February 1, 2016

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AMENDED AND RESTATED NON-EXCLUSIVE DISTRIBUTION AGREEMENT

THIS AMENDED AND RESTATED NON-EXCLUSIVE DISTRIBUTION AGREEMENT (“Agreement”) is made February 1, 2016 by and between DexCom, Inc., a Delaware corporation, with a principal place of business at 6340 Sequence Drive, San Diego, California 92121 ("DexCom") and BYRAM HEALTHCARE and all subsidiaries, a New Jersey corporation with a principal office at 120 Bloomingdale Road, Suite 301, White Plains, NJ (“Distributor”). DexCom and the Distributor are referred to individually as a "Party" and collectively as the "Parties."

RECITALS

WHEREAS, DexCom and Distributor previously entered into a Non-Exclusive Distribution Agreement dated October 12, 2009 (the “Original Agreement”), as well as the amendments to such Original Agreement dated September 30, 2010, October 11, 2011, November 14, 2012, November 1, 2013, March 14, 2014, (the “Amendments”) and pursuant to the consent to the assignment of the Non-Exclusive Distribution Agreement to Byram Healthcare dated May 2, 2012.

WHEREAS, pursuant to Section 17.10 of the Original Agreement, the Parties wish to amend and restated the Original Agreement and all Amendments as set forth herein.

NOW, THEREFORE, BE IT RESOLVED, that for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereby agree as follows

AGREEMENT

The Parties hereby agree as follows:

1.	Definitions and Interpretation

1.1	Definitions

1.1.1	"Customer" means the end-user patient to which the Distributor sells the Products.

1.1.2	"Effective Date" means February 1, 2016, and is the date upon which this Agreement commences and becomes binding upon the Parties.

1.1.3
“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of the government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of this organization

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or authority have the force of law), or any arbitrator, court or tribunal of competent jurisdiction.

1.1.4
"Intellectual Property Rights" means (collectively): copyright rights (including, without limitation, the exclusive right to use, reproduce, modify, distribute, publicly display and publicly perform the copyrighted work), trademark rights (including, without limitation trade names, trademarks, service marks, and trade dress), patent rights (including, without limitation, the exclusive right to make, have made, import, use, sell and offer to sell), know-how, trade secrets, rights of publicity, authors’ and moral rights, goodwill and all other intellectual and industrial property rights as may exist now and/or hereafter come into existence and all renewals, reissues and extensions thereof, regardless of whether such rights arise under the laws of the United States or any other U.S. state or other country or jurisdiction.

1.1.5	"FOB Shipping Point" means freight on board the place from which DexCom ships the Products to Distributor.

1.1.6	“Order” means an order to purchase Products initiated by Distributor which conforms to the requirements set forth in Schedules 3 and 5, as well as all other terms and conditions of this Agreement.

1.1.7	"Price" means the Price identified in Schedule 1, as amended from time to time in accordance with Section 2.2 below.

1.1.8	"Products" means the Products identified in Schedule 1, as amended from time to time in accordance with Section 2.2 below.

1.1.9	"Territory" means United States of America and its territories and possessions.

1.2	Interpretation

1.2.1	The words "include", "including" and "in particular" shall be construed as being by way of illustration only and shall not be construed as limiting the generality of any foregoing words.

1.2.2	Any references to Recitals, Section or Schedules are to provisions of and Schedules to this Agreement.

1.2.3	Section and paragraph headings are inserted for ease of reference only and shall not affect construction.

1.2.4	Words denoting one gender include all genders; words denoting individuals or persons include corporations and trusts and vice versa; words denoting

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the singular include the plural and vice versa; and words denoting the whole include a reference to any part thereof.

1.2.5	References to this Agreement mean this Agreement as the same may be amended, notated, modified or replaced from time to time with the agreement of the Parties.

1.	Appointment of Distributor, Additional Products and Relationship.

2.1.
DexCom appoints the Distributor to be its non-exclusive distributor in the Territory for the Products and the Distributor hereby accepts such appointment subject to the terms of this Agreement. Distributor agrees that it shall sell products only to end-user customers, and not to other distributors. Distributor also agrees it may market and promote Products to users for ambulatory (non-surgical) applications only. Distributor shall not sell, market or promote Products for use in critical care, intensive care or surgical settings. DexCom reserves the right to appoint other non-exclusive distributors and agents in the Territory for the Products. DexCom also reserves the right to sell the Products directly to Customers in the Territory.

2.2.
DexCom may from time to time at its discretion (a) offer additional products to the Distributor for inclusion in this Agreement, by providing written notice to the Distributor or (b) effect changes to any Products or parts/accessories thereto) and such products or changed Products shall become Products and incorporated into Schedule 1. In addition, DexCom may amend the pricing set forth on Schedule 1 by providing written notice to the Distributor provided that no such amendment shall have retrospective effect (i.e. change previously submitted Orders). In the event of any change to the Products or pricing, DexCom shall have no obligation to modify or change any Products previously delivered or to supply additional Products meeting earlier specifications.

3	Relationship of Independent Contractor, Expenses, No Agency or Authority.

3.1
The Distributor is and shall act as an independent contractor, and not as a partner, co-venturer, agent, employee, franchisee or representative of DexCom. No franchise, partnership, joint venture, agency relationship, or employment relationship is intended between DexCom and Distributor. If any provision of this Agreement is deemed to create any relationship other than that of independent contractor between the parties, then the Parties shall negotiate in good faith to modify this Agreement so as to effect the Parties' original intent as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as a distribution agreement and not such other agreement.

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3.2
Except as may be specifically provided for in this Agreement, the Distributor shall be responsible for any and all expenses incurred by Distributor in the performance of Distributor's duties under this Agreement.

3.3
Nothing in this Agreement shall be construed as giving Distributor authority to enter into obligations on DexCom’s behalf or to act as DexCom's agent for any purpose; nor shall the Distributor hold itself out as having any such authority.

4.	Duties of Distributor:

4.1	The Distributor hereby agrees:

4.1.1
to use its reasonable best efforts to develop the market for the Products, promote the Products to Customers, physicians and certified diabetes educators, and to distribute and sell the Products to Customers throughout the Territory, in all cases consistent with good business practice;

4.1.2
to maintain a properly trained and equipped customer service team for the Products, including but not limited to making its customer service personnel available to DexCom for training in the use and sale of the Products and coordination of sales efforts;

4.1.3	to maintain such ordering, billing and filling of customer orders, facilities and personnel as DexCom may reasonably specify;

4.1.4	to forward all technical and repair service inquiries to DexCom;

4.1.5
to implement and maintain its current a system, which has been reviewed and is satisfactory to DexCom, to identify the Distributor’s Customers to which each batch of Products have been delivered (“batch” being the lot number marked by DexCom on each unit container of the Products). Distributor shall continue to maintain its current tracking system sufficient to allow the Distributor the ability to take appropriate corrective action in the market if required;

4.1.6
to obtain and retain on file a prescription from a qualified medical professional prior to the initial shipment of any Product to a new Customer and to only ship Products in accordance with such prescription (unless specified otherwise in the prescription, pediatric patients shall receive the pediatric Products);

4.1.7	to comply with such reasonable practices as DexCom may reasonably specify in respect of storage, handling, distribution and sale of the Products;

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4.1.8
to leave in position and not cover, alter (unless authorized to do so in writing by DexCom), remove or erase any notices, warnings, instructions, marks (including without limitation, notices that a patent, trademark, design or copyright or other Intellectual Property Right relating to the Products is owned by DexCom or a third party) or any other writing which DexCom may place on or affix to the Products. To maintain the integrity of the Products, DexCom must approve in advance and in writing all repackaging configurations the Distributor may utilize in regard to the Products;

4.1.9	to not use any trade or service mark which is confusingly similar to any trade or service mark used by DexCom;

4.1.10	to not infringe upon or otherwise use any Intellectual Property Rights of DexCom;

4.1.11	not to do anything to cause the Products to be misbranded;

4.1.12	to provide such information about sales of the Products, the markets for them and competitive market share activity as DexCom may reasonably request, and which is permissible under the law;

4.1.13
to notify DexCom of all incidents, potential events or complaints relating to the Products, and to comply with all reasonable directions of DexCom, whether regarding the handling of specific incidents, events or complaints in the Territory, or regarding the continued sale of the Products in the Territory in the light of any other incident, event, complaint or information otherwise reported to DexCom, in all instances to permit DexCom to comply with its obligations under applicable law;

4.1.14
to maintain policies and procedures to ensure that it and its employees conform(s) with all legislation, rules, regulations and statutory requirements existing in the Territory from time to time in connection with the Products;

4.1.15	to confer with representatives of DexCom at least quarterly, if so elected by DexCom, to discuss promotional programs and to implement such promotional programs as DexCom may reasonably specify;

4.1.16	not to provide any warranty with respect to the Products other than DexCom's warranty;

4.1.17
to provide DexCom, from time to time upon request by DexCom, with appropriate credit references (other manufacturers, etc.) with whom the Distributor has credit relationships in excess of $200,000 of purchasing activity per month;

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4.1.18
to obtain and maintain reasonable amounts of insurance with financially sound and reputable insurers to protect it and its employees and agents for loss or damage of inventory, property damage and other insurance which may be required in the Territory and to provide evidence of such insurance to DexCom from time to time at DexCom's request;

4.1.19	to appoint any sub-distributor or sub-agent only with the prior written approval of DexCom;

4.1.20	to provide reasonable assistance to DexCom to ensure the successful performance of this Agreement;

4.1.21
to provide DexCom with daily, rolling, Product sales tracing reports consisting of transaction details for the previous forty five (45) days in the format set out on Schedule 3. A lag time of one business day is acceptable.  For example, the sales tracing sent on the third business day of the month will consist of transaction details for the first business day of the month as well as the trailing forty four (44) calendar days. Schedule 3 information shall be provided regardless of whether Product purchases are made directly through DexCom or, in the case of retail sales, through McKesson Corporation or a subsidiary thereof;

4.1.22	not to alter or damage any Products;

4.1.23	not to sell any Products which are altered, damaged, or contaminated or which have been removed from their original packaging;

4.1.24
to the extent Distributor is stocking Products, not to stock more than one (1) month of Product inventory; provided however that DexCom acknowledges that, from time to time, Distributor may stock an amount of Product inventory equal to more than one (1) month based on demand fluctuations. Distributor also agrees not to sell any sensors where the shelf-life on the sensors is less than [****];

4.1.25	to maintain a valid and current prescription on file for ongoing Orders;

4.1.26
to adjudicate Product through the correct channel as determined by Product and benefit type. Distributor shall only adjudicate Retail Product (as defined in Schedule 1) via a Pharmacy Benefit (a healthcare benefit that allows for reimbursement for products and supplies that is submitted via retail and/or pharmacy channels). All other Product shall

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be adjudicated via a Medical Benefit (a healthcare benefit other than a Pharmacy Benefit); and

4.1.27
Not to dispense or adjudicate Products in any manner that might expose DexCom to financial risk via duplicate discounting of Product. Distributor shall only adjudicate Retail Products listed in Schedule 1 through the Pharmacy Benefit and acknowledges that adjudication of other Products (including without limitation, DME Products) in that manner would expose DexCom to financial risk. DexCom may validate managed care claim submissions to ensure that dispensed Retail Product utilization does not exceed Distributor’s purchased quantities of DexCom’s Retail Product as listed in Schedule 1 over the same period. If such excess is found, Distributor shall pay DexCom within thirty (30) days of request, the difference between current WAC for Retail Products at the time of the breach and Distributor’s DME contract price for the corresponding product plus a fifteen percent (15%) administration fee. The forgoing does not limit any other remedies that DexCom may have at law or in equity. Furthermore, shipment of Product may be withheld until such time as Distributor has paid DexCom in full.

4.1.28
To the extent Distributor is stocking Products, to provide, within three [****] of the end of each calendar month, a report detailing Distributor’s month-end inventory balance of Products (which report shall be subject to the audit right in Section 6.1.8 below).

5.	Duties of DexCom

5.1.	DexCom hereby agrees:

5.1.1
to provide Distributor and Distributor's Customers technical assistance and support for the Products via access to DexCom's technical services telephone line at such times as DexCom shall determine in its sole discretion;

5.1.2	to provide training classes for the Distributor's sales and internal Product support personnel on the Products as requested by the Distributor and agreed to by DexCom; and

5.1.3	to stock Products with Distributor based on Orders submitted to, and accepted by, DexCom.

6.	Restrictions on Distributor

6.1.	The Distributor hereby agrees:

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6.1.1	In relation to the Products, not to seek Customers outside the Territory or establish any branch or maintain any distribution depot outside the Territory.

6.1.2
It may market and promote Products to users for ambulatory (non-surgical) applications only. Distributor shall not sell, market or promote Products for use in critical care, intensive care or surgical settings.

6.1.3
It is responsible for all credit risks regarding, and for collecting payment for, all Products sold to third parties (including Customers), whether or not Distributor has made full payment to DexCom for the Products. The inability of Distributor to collect the purchase price for any Product does not affect Distributor's obligation to pay DexCom for any Product.

6.1.4	It unilaterally establishes its own resale prices and terms regarding Products it sells.

6.1.5
It shall be responsible for all process control activities relative to the Products, including but not limited to, assurance of receipt, identification, traceability, storage, handling, inventory control, contamination control, complaint handling, control of nonconforming product, record retention, training, distribution and trending and process validations, as reasonably required by DexCom and other applicable storage and labelling regulations and laws.

6.1.6
It shall retain all sales and medical records as required by law. Prior to any record destruction pertaining to DexCom Products, the Distributor will notify DexCom in writing. If the record destruction is not approved DexCom will assume responsibility of the records. Records should be accurate, indelible and legible. Entries must be dated and the person performing a documented task must be identified. Records must provide a complete history of the work performed.

6.1.7	It shall obtain the necessary licenses to meet its obligations under this Agreement.

6.1.8
DexCom shall have the right to conduct audits of Distributor’s files, facilities and operations during normal business hours at its own expense and upon sixty (60) days notice to Distributor in order to assess compliance with this Agreement and all applicable regulations and procedures required hereby. Any such audits will be conducted by a national “big four” independent accounting firm (or other independent accounting firm whose audit department is a separate stand-alone function of its business and which possesses liability insurance with coverage of at least [****]), subject to such firm’s execution of a confidentiality agreement in form reasonably acceptable to Distributor. DexCom shall be permitted to conduct up to two audits in any twelve

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month period or more frequently in instances where there exists a material difference between the inventory records of Distributor and DexCom and in such other instances in which DexCom has a reasonable and articulable suspicion of matters meriting an audit.

7.	Prices and Terms

7.1
The Prices for the Products will be as set out on Schedule 1. Such Prices may be increased from time to time by DexCom in its sole and absolute discretion and with reasonable prior notice (provided that no such amendment shall have retrospective effect (i.e. change previously submitted Orders).

7.2
The Products will be supplied FOB Shipping Point (freight prepaid) at which time risk of loss and title shall pass to the Distributor. DexCom shall select the method of shipment of and the carrier for the Products.

7.3
All invoices submitted by DexCom to the Distributor shall be payable within [****] days after the date of such invoice. If the Distributor fails to pay or procure payment of the full amount when due, and without in any manner excusing such violation, the Distributor agrees to pay DexCom interest at the greater of: (i) a rate of [****] per month; or (ii) the highest rate legally permissible on the amount (including interest) due and owing to DexCom, from the date the payment is due. The Distributor also agrees to pay all collection costs, expenses and reasonable attorney fees for collection of any amount due and unpaid. Without prejudice to any of its other rights, DexCom may withhold shipments of the Products if the Distributor has not paid an invoice when due.

7.4
The Distributor shall bear the cost of any sales, excise or other taxes imposed by any Governmental Authority unless appropriate tax exemption certificate or resale certificate is provided to DexCom prior to shipment.

7.5	The Distributor agrees to comply with DexCom's standard ordering procedures as set forth in Schedule 2 and Schedule 4.

7.6
Distributor shall establish and maintain creditworthiness with DexCom, which shall be established prior to the effective date of this Agreement in the sole judgment of DexCom, based on DexCom’s review of Distributor’s credit references. Distributor shall notify DexCom immediately of any and all events that have had or may have a material adverse effect on Distributor's business or financial condition, including any sale, lease or exchange of a material portion of Distributor's assets, or a change of control or ownership. If, at any time, DexCom determines in its sole but reasonable discretion that Distributor's financial condition or creditworthiness is inadequate or unsatisfactory, then in addition to DexCom’s other rights under this Agreement, at law or in equity, DexCom may without liability or penalty, take any of the following actions:

7.6.1.	reject any Order received from Distributor;

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7.6.2.	cancel any previously accepted Orders;

7.6.3.	delay any further shipment of Products to Distributor;

7.6.4.	stop delivery of any Products in transit in the possession of a common carrier or bailee and cause the Products in transit to be returned to DexCom; or

7.6.5.	accelerate the due date of all amounts owing by Distributor to DexCom.

7.7.
Security Interest. To secure Distributor's prompt and complete payment and performance of any and all present and future indebtedness, obligations and liabilities of Distributor to DexCom under this Agreement, Distributor hereby grants DexCom a first-priority security interest, prior to all other liens and encumbrances, in all inventory of Products purchased under this Agreement, wherever located, and whether now existing or hereafter arising or acquired from time to time, and in all accessions thereto and replacements or modifications thereof, as well as all proceeds (including insurance proceeds) of the foregoing. DexCom may file a financing statement for the security interest and Distributor shall execute any statements or other documentation necessary to perfect DexCom's security interest in the Products. Distributor also authorizes DexCom to execute, on Distributor's behalf, statements or other documentation necessary to perfect DexCom's security interest in the Products. DexCom is entitled to all applicable rights and remedies of a secured party under applicable law.

8.	Supply of Products

8.1.
Subject to availability, DexCom shall use its reasonable efforts to supply the Distributor’s requirements for the Products. No Order shall be effective until approved and accepted by DexCom. DexCom may, in its sole discretion, reject or cancel any Order for any or no reason and DexCom shall incur no liability of any kind for such action or for any delay or failure of delivery or performance.

8.2.	Nothing in this Agreement shall prevent DexCom from selling or supplying Products to third parties in or outside the Territory.

8.3.
DexCom will provide free of charge Product literature as reasonably requested by Distributor. If DexCom determines that the Distributor’s requests for Products literature are in excess of DexCom’s reasonable capacity, then DexCom and the Distributor shall mutually agree upon a fee schedule for Product literature.

8.4.	The Distributor hereby agrees that if it makes reference to or statements about the Products in the Distributor’s own catalogues, promotional literature, advertisements or the like:

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8.4.1	it will inform DexCom in advance and take such steps as DexCom may require to ensure the accuracy of any such references or statements; and

8.4.2	it will incorporate such references to DexCom and to DexCom’s Intellectual Property Rights as DexCom may reasonably require.

8.5.	Nothing in this Agreement shall require DexCom to give the Distributor any right of priority over DexCom’s other distributors or customers.

8.6.
Nothing in this Agreement shall prevent DexCom from ceasing to make or sell all or any of the Products at any time, or from modifying or replacing any of the Products at any time, or making or selling products which are competitive with the Products.

9.	Confidentiality

9.1.
“Confidential Information” shall mean all information, whether or not marked, designated or otherwise identified as confidential, supplied by, or on behalf of, one Party to the other Party, or to which a Party has access including, but not limited to, all Intellectual Property Rights, written material, product samples, specifications, drawings, designs, plans, layouts, procedures, computer programs, models, prototypes, business plans, financial information, customer lists or other information of any description belonging to a Party or in the other Party’s possession. Confidential Information may be oral, written, electronic, or other forms or media.

9.2.	Each of the Parties shall keep in confidence and use only for the purposes of this Agreement all Confidential Information.

9.3.
The obligations of confidentiality, non-disclosure and non-use shall expire five (5) years after the date of termination or expiration of this Agreement, and without prejudice to the generality of the foregoing, no obligation of confidentiality, non-disclosure or non-use shall apply at any time to information which:

9.3.3	is in the public domain at the time of first disclosure;

9.3.4	comes into the public domain after such first disclosure, other than by reason of the act or omission of the Party who receives the same (the “Recipient”);

9.3.5	is supplied to the Recipient by a third party having a legal right to do so;

9.3.6
is independently developed by employees of the Recipient who did not have access to or use of, or made reference to or relied on, the Confidential Information, as evidenced by the Recipient’s competent written records; or

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9.3.7
which the Recipient is obligated to disclose by law or by any body having the force of law, provided, however, that before such legally required disclosure the Recipient shall, to the extent not prohibited by applicable law: (a) give prompt written notice of such required disclosure to the other Party; (b) cooperate with the other Party to obtain a protective order or similar confidential treatment; and (c) after complying with the other provisions of this Section 9.3.5 disclose, where disclosure is necessary and where a protective order or similar confidential treatment is not obtained by, or is waived by, the other Party, only the information legally required to be disclosed.

9.4.	DexCom and the Distributor agree that it is for their mutual benefit for the other Party to receive the Confidential Information and accordingly the Parties agree that each of them shall:

9.4.1	maintain in confidence the Confidential Information and will only use the information as required under this Agreement;

9.4.2
not disclose such Confidential Information to any third party who is not bound by this Agreement without the other Party’s prior written consent. The Recipient shall be permitted to provide the other Party’s Confidential Information solely to those of its employees and consultants who (i) have a need to know and who require such access in order for the Recipient to perform its obligations under this Agreement, (ii) are bound by confidentiality, non-disclosure, non-use obligations with respect to the other Party’s Confidential Information at least as strict as those set forth in this Section 9, prior to the receipt by any such employee or consultant of the other Party’s Confidential Information, and (iii) agree not to use such Confidential Information except in compliance with the terms and conditions of this Agreement. The Recipient shall be responsible for the conduct of such persons with respect to their performance of Recipient’s obligations under this Agreement and for any breach by such persons of this Section 9;

9.4.3	not copy or duplicate or in any way reproduce or replicate the Confidential Information except as needed to implement this Agreement; and

9.4.4
without prejudice to the generality of the foregoing, shall exercise an equivalent degree of care in protecting the Confidential Information as that which it uses to protect its own information of like sensitivity and

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importance which care shall not, in any event, be less than the degree of care utilized by businesses of similar size (including market capitalization if applicable) operating in the industries and territories in which the disclosing party operates.

10.	Health Insurance Portability and Accountability Act (HIPAA) Compliance.

The Parties agree to comply with the Health Insurance Portability and Accountability Act of 1996, the Health Information Technology for Economic and Clinical Health Act and the regulations promulgated under such acts (as amended from time to time, and including all guidance from the Department of Health and Human Services, “HIPAA”).  Each party represents and warrants that (i) it is acting as a “health care provider” (as defined by HIPAA) when it is providing support and guidance to Customers in connection with the Products; and (ii) it needs “protected health information” (PHI) (as defined by HIPAA) from the other party in order to provide that support and guidance.  Each Party agrees and understands that a Party may disclose PHI to the other Party for purposes of “treatment” and “health care operations” (each as defined by HIPAA) while such Party is acting in the capacity of a “health care provider,” as described above.  Each Party further represents and warrants that the Products listed on Schedule 1 are regulated by the Food and Drug Administration (“FDA”); thus, DexCom may need to obtain certain PHI from Distributor in order to report an adverse event, to track the Products or for other purposes related to the quality, safety, or effectiveness of the Products.  Each Party agrees to limit requests for PHI for such purposes to the minimum necessary to effectuate the intended purpose.  Each Party agrees that it will not seek PHI from the other Party other than for purposes permitted under HIPAA, as described above.

11.	Intellectual Property Rights

11.1.	Nothing in this Agreement shall be construed as giving the Distributor any license or right to any Intellectual Property Rights belonging to DexCom.

11.2.	The Distributor shall resell the Products only in the original packaging for the Products and shall not alter such packaging or labelling without DexCom’s prior written consent.

11.3.
The Distributor shall comply with all reasonable requests by DexCom with regard to identification of DexCom's Intellectual Property Rights and the like on any promotional material prepared by the Distributor in connection with the Products.

12.	Duration of Agreement

12.1.
Subject to the following provisions, this Agreement shall be deemed to commence on the Effective Date and remain in effect for an initial term of two (2) years thereafter and shall renew automatically for successive one (1) year periods thereafter until and unless either Party shall give written notice of

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

termination to the other Party at least [****] prior to the end of the initial term or the end of any renewal term.

12.2.	DexCom may terminate this Agreement immediately, by providing written notice to the Distributor, in the event of any of the following events:

12.2.1	the Distributor is in breach of or default under this Agreement and has not remedied such breach or default within [****] of receiving written notice from DexCom to do so;

12.2.2
if Distributor becomes insolvent or files, or has filed against it, a petition for voluntary or involuntary bankruptcy or under any other insolvency Law, makes or seeks to make a general assignment for the benefit of its creditors or applies for, or consents to, the appointment of a trustee, receiver or custodian for a substantial part of its property, or is generally unable to pay its debts as they become due.

13.	Consequence of Termination

13.1.	If for any reason this Agreement shall be terminated:

13.1.3
the Distributor will promptly pay all outstanding unpaid invoices rendered by DexCom in respect of the Products which shall become immediately due and payable by the Distributor, and in respect of Products for which an Order was submitted to DexCom and accepted prior to termination but for which an invoice has not been submitted, the Distributor shall pay immediately upon submission of the invoice;

13.1.4
except insofar as is reasonably necessary, the Distributor shall cease forthwith to use DexCom’s remaining stocks of the Products for which the Distributor has paid in name or to promote or market the Products or to make any use of DexCom’s Intellectual Property Rights;

13.1.5
termination or expiration of this Agreement for whatever reason shall not entitle the Distributor to any compensation or indemnity in respect of such termination or expiry except to the extent that the governing law of this Agreement provides for such compensation or indemnity; and

13.1.6
the Distributor will, free of charge, return to DexCom all tangible know-how and Confidential Information, promotional material, and all other literature and merchandise of any description relating to the Products or DexCom's business and shall cease to use any of DexCom's Intellectual Property Rights except as and to the extent necessary to sell any of the Products which the Distributor has in its inventory.

13.2.
Termination of this Agreement shall not prejudice the rights and remedies of either Party against the other in respect of any antecedent claim or breach of this Agreement, except that neither Party shall be entitled to claim damages against

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

the other for termination of this Agreement pursuant to Section 12. The provisions of Sections 1, 3, 7, 8, 9, 10, 11, 12, 13, 14, 16 and 17 shall survive the termination of this Agreement.

14.	Indemnification

14.1.
Each party shall indemnify, defend and hold harmless the other party and its officers, directors, employees, agents, affiliates and permitted successors and assigns from and against all claims, demands, losses, expenses (including, but not limited to attorney fees) and liability arising from:

14.1.1	the liability of the other party as an employer for claims by the other party’s employees or agents;

14.1.2	injury to persons or damage to property caused by the acts, omissions or negligence of the other party or its agents in the sale, promotion, transportation, possession or use of the Products;

14.1.3	any breach by a party of its representations, warranties or obligations under, or pursuant to, this Agreement;

14.2.
The Distributor shall indemnify, defend and hold harmless DexCom and its officers, directors, employees, agents, affiliates and permitted successors and assigns from and against all claims, demands, losses, expenses (including, but not limited to attorney fees) and liability arising from any claim arising from warranties made by the Distributor different from or in addition to those made in writing by DexCom.

15.	Returned Products

Prior written authorization from DexCom is required before a return of any Product will be accepted and such returns shall be subject to Schedule 4 and the provisions of this Section 15. Contact DexCom’s customer service at 877-339-2664. DexCom accepts no responsibility for Product returned without prior authorization. DexCom will provide full credit for Product shipped in error by DexCom, damaged or defective when shipped including applicable shipping charges. No partial case quantities will be accepted. Any unauthorized returned Product will be returned at the Distributor’s expense. DexCom will also provide full credit for Product shipped in accordance with its standard thirty (30) day money back guarantee contained in the packaging insert for the applicable Product. The Distributor shall not under any circumstances receive returned Products for placement into its inventory.

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

16.	Representations And Warranties

16.1.	The Parties hereby represent and warrant that:

16.1.1
Party is in compliance with any and all laws and regulations governing the applicable manufacture or sale of the Products and has all licenses and permits necessary to represent the Products in the Territory. The Parties further represent and warrant that the solicitation and sale of DexCom's Products under this Agreement will not violate any law or regulation, including any law or regulation governing the sale of Products in the Territory.

16.1.2
The Parties, if other than an individual, are duly organized and existing and in good standing under the laws of the state and country of its organization and is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased or operated, or such business is now conducted. Each Party has full power and authority to provide the services specified herein and all corporate and other proceedings necessary to be taken by the Parties in connection with the transactions provided for by this Agreement and necessary to make the same effective have been duly and validly taken, and this Agreement has been duly and validly executed and delivered by the Parties and constitutes a valid and binding obligation of the Parties in accordance with their terms subject to the laws regarding creditor’s rights, bankruptcy and general principles of equity.

16.1.3
The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by will not (a) violate or breach either Party’s Articles of Incorporation or Organization or Bylaws (or similar constituent documents), as applicable, (b) result in a breach of any of the terms or conditions of, or constitute a default under, any mortgage, note, bond, indenture, agreement, license or other instrument or obligation to which a Party is now a party or by which it or any of its properties or assets may be bound or affected, or (c) violate any order, writ, injunction or decree of any Governmental Authority in any respect, the violation or breach of which would prevent the Parties from consummating the transactions contemplated herein or have a material adverse effect on the business financial or otherwise of DexCom.

16.1.4
Neither Party is nor will be required to give any notice to or obtain any consent from any person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the transactions contemplated hereby.

17.	General Provisions

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

17.1.
Notice. Any notice or other communication required or permitted to be given under this Agreement shall be properly served only if it is in writing addressed as set out below. Notice may be sent by any of the following methods: (i) personal delivery; (ii) nationally recognized overnight courier service; (iii) U.S. Postal Service certified or registered mail, return receipt requested, postage prepaid. Service shall be deemed to have been duly given on the date of delivery or on the date which is seven (7) days from the date of deposit in the U.S. Postal Service in the manner described above. Either party may change the names, addresses and facsimile numbers for receipt of notice by complying with this Section 17.1.

If to DexCom:	DexCom, Inc.
6340 Sequence Drive
San Diego, CA 92121
Attn: Managed Care Contracting

With a copy to	DexCom, Inc.
6340 Sequence Drive
San Diego, CA 92121
Attn: Legal Department
(858) 200-0200

If to the Distributor:	Byram Healthcare
120 Bloomingdale Road
Suite 301,
White Plains, NJ

with a copy to:	Byram Healthcare
Attn: Legal Department
5302 Rancho Road
Huntington Beach, CA 92847

17.2.
Assignment. The Distributor may not assign this Agreement in whole or in part, either directly or indirectly, by merger, consolidation, other operation of law or otherwise, without prior written consent, which will not be unreasonably withheld.

17.3.
Force Majeure. If either party to this Agreement is delayed or prevented from fulfilling any of its obligations under this Agreement (other than an obligation to pay money) by an event of force majeure, said party shall not be liable under this Agreement for said delay or failure. "Force Majeure" shall mean any cause beyond the reasonable control of a party including, but not limited to, acts of God, vandalism, wars, terrorism, civil unrest, blockades, strikes, lightning, fires, floods, explosions, hurricanes, and other causes not within the control of the

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

party claiming a force majeure situation. The party claiming an event of force majeure shall promptly notify the other party by providing written notice

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

of the reason for the delay, the anticipated length of time and alternate proposals, if any, which the party wishes to make to alleviate any difficulties or hardships which may be suffered as a result of the delay. The notification shall be by telephonic communications, confirmed by letter sent in accordance with Section 17.1. Neither party to this Agreement shall be deemed to be in default by reason of delay or failure due to force majeure.

17.4.	Waiver.

17.4.1	No waiver under this Agreement is effective unless it is in writing, identified as a waiver to this Agreement and signed by the Party waiving its right.

17.4.2	Any waiver authorized on one occasion is effective only in that instance and only for the purpose stated, and does not operate as a waiver on any future occasion.

17.4.3	None of the following constitutes a waiver or estoppel of any right, remedy, power, privilege or condition arising from this Agreement:

17.4.3.1.	any failure or delay in exercising any right, remedy, power or privilege or in enforcing any condition under this Agreement; or

17.4.3.2.	any act, omission or course of dealing between the Parties.

17.5.
Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other term or provision of this Agreement or invalidate or render unenforceable such invalid term or provision in any other jurisdiction; On a determination that any term or provision is invalid, illegal or unenforceable, the Parties shall negotiate in commercially reasonable good faith to modify this Agreement to effect the original intent of the Parties as closely as possible in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

17.6.
Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original document, but all of which together shall constitute only one Agreement. Counterparts may be exchanged via email and considered original.

17.7
Applicable Law and Jurisdiction. This Agreement shall be governed by the laws of the State of California without regard to such State's conflict of laws principles applicable to contracts made and performed wholly with in such State. The Distributor hereby irrevocably agrees and consents to the exclusive jurisdiction of the federal and state courts located in the State of California and to accept service by pre-paid registered letter of any writ or summons in any such action

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

notwithstanding that Distributor may otherwise be considered outside the jurisdiction of the California courts.

17.8.
Authorization. Each of the persons executing this Agreement on behalf of a corporation or other legal entity personally warrants and represents that s/he has the requisite and necessary approval and authority to execute this Agreement on behalf of the corporation or other legal entity on whose behalf that person signed.

17.9
Entire Agreement. Upon the effectiveness of this Agreement, the Original Agreement and all Amendments (if any) and prior restatements of this Agreement shall be deemed amended and restated to read in their respective entireties as set forth in this Agreement. This Agreement, including amendment(s) if any, together with the Schedules identified herein, constitutes the complete understanding of the parties and supersedes any and all other agreements, ether oral or written, between the parties with respect to the subject matter hereof and no other agreement, statement or promise relating to the subject matter of this Agreement which is not contained herein shall be valid or binding. The terms of this Agreement (including the Schedules identified herein) shall prevail over any terms or conditions contained in any other documentation related to the subject matter of this Agreement and expressly exclude any of Distributor's general terms and conditions contained in any purchase Order or other document issued by Distributor.

17.10
Amendments. Except for amendments to Schedule 1 regarding pricing and products offered, which DexCom may amend by providing written notice to Distributor, no modification, change or amendment to this Agreement shall be effective unless in writing signed by each of the Parties.

17.11
Further Assurances. On DexCom's request, Distributor shall, at its sole cost and expense, execute and deliver all such further documents and instruments, and take all such further acts, reasonably necessary to give full effect to this Agreement.

17.12
Interpretation. The Parties drafted this Agreement without regard to any presumption or rule requiring construction or interpretation against the Party drafting an instrument or causing any instrument to be drafted.

17.13
Cumulative Remedies. All rights and remedies provided in this Agreement are cumulative and not exclusive, and the exercise by either Party of any right or remedy does not preclude the exercise of any other rights or remedies that may now or later be available at law, in equity, by statute, in any other agreement between the Parties or otherwise.

17.14	No Third-Party Beneficiaries. This Agreement benefits solely the Parties and their respective permitted successors and assigns and nothing in this

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

Agreement, express or implied, confers on any other person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

[Signature Page Follows]

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

IN WITNESS WHEREOF, authorized representatives of the Parties have executed this Agreement as of date first set out above.

BYRAM HEALTHCARE	DEXCOM, INC.
By: /s/ Perry Bernochhi (Signature of authorized representative) NAME: Perry Bernocchi Chief Executive Officer DATE: 1/13/16	By: /s/ Jess Roper (Signature of authorized representative) Jess Roper Senior Vice President and Chief Financial Officer DATE: Jan. 25, 2016

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

SCHEDULE 1
The Products and the Prices

DME PRODUCT LISTING
DexCom G4 Platinum with SHARE - DME
Description	SKU	Price
DEXCOM G4 PLATINUM RECEIVER WITH SHARE - BLACK	STK-DR-001	[****]
DEXCOM G4 PLATINUM RECEIVER WITH SHARE - PINK	STK-DR-PNK	[****]
DEXCOM G4 PLATINUM RECEIVER WITH SHARE - BLUE	STK-DR-BLU	[****]
DEXCOM G4 PLATINUM (PEDIATRIC) RECEIVER WITH SHARE - BLACK	STK-PR-001	[****]
DEXCOM G4 PLATINUM (PEDIATRIC) RECEIVER WITH SHARE - PINK	STK-PR-PNK	[****]
DEXCOM G4 PLATINUM (PEDIATRIC) RECEIVER WITH SHARE - BLUE	STK-PR-BLU	[****]
DEXCOM G4 PLATINUM TRANSMITTER	STT-GL-003	[****]
DEXCOM G4 PLATINUM SENSOR 4 PACK	STS-GL-041	[****]
DexCom G5 - DME
Description	SKU	Price
DEXCOM G5 RECEIVER KIT - BLACK	STK-GF-001	[****]
DEXCOM G5 RECEIVER KIT - BLUE	STK-GF-BLU	[****]
DEXCOM G5 RECEIVER KIT - PINK	STK-GF-PNK	[****]
DEXCOM G5 TRANSMITTER KIT	BUN-GF-003	[****]
DEXCOM G5 MOBILE / G4 PLATINUM SENSOR KIT 4 PACK	STS-GL-041	[****]

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

RETAIL PRODUCT LISTING
DexCom G4 Platinum with SHARE - Retail
Description	NDC	Price
DEXCOM G4 PLATINUM RECEIVER WITH SHARE - BLACK	08627-0050-11	[****]
DEXCOM G4 PLATINUM RECEIVER WITH SHARE - PINK	08627-0050-21	[****]
DEXCOM G4 PLATINUM RECEIVER WITH SHARE - BLUE	08627-0050-31	[****]
DEXCOM G4 PLATINUM (PEDIATRIC) RECEIVER WITH SHARE - BLACK	08627-0060-11	[****]
DEXCOM G4 PLATINUM (PEDIATRIC) RECEIVER WITH SHARE - PINK	08627-0060-21	[****]
DEXCOM G4 PLATINUM (PEDIATRIC) RECEIVER WITH SHARE - BLUE	08627-0060-31	[****]
DEXCOM G4 PLATINUM TRANSMITTER KIT	08627-0013-01	[****]
DEXCOM G4 PLATINUM SENSORS – 4 PACK	08627-0051-04	[****]
DexCom G5 - Retail
Description	NDC	Price
DEXCOM G5 RECEIVER KIT - BLACK	08627-0080-11	[****]
DEXCOM G5 RECEIVER KIT - PINK	08627-0080-21	[****]
DEXCOM G5 RECEIVER KIT - BLUE	08627-0080-31	[****]
DEXCOM G5 TRANSMITTER KIT	08627-0014-01	[****]
DEXCOM G5 MOBILE / G4 PLATINUM SENSOR KIT 4 PACK	08627-0051-04	[****]

* There is no retail 1 pack. DexCom only sells sensors in 4 packs through retail.

▪	The Products will be supplied [****] and sales taxes to be paid by [****].

•	Freight Payment Preference: Distributor FedEx Account Number or Invoice preference =

•	Default Shipping Methodology =

•	FedEx Options include: First Overnight, Priority Overnight, Standard Overnight, 2-day, Express Saver, & ground

Note: An email alert specifying shipment tracking number and quantity of products shipped may be generated if a Shipment Confirmation alert email address is provided by Distributor to DexCom (i.e. DXCMShipmentAlert@[Distributor.Com])

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

SCHEDULE 2

Ordering Methods

Ordering:
Order merchandise by PRODUCT REORDER NUMBER.
Phone Orders:

Call Customer Service toll free at 1-877-339-2664 from 6:00 a.m. to 5:00 p.m. Pacific time. Orders requiring overnight delivery must be placed by 12:00 p.m. Pacific time.

Fax Orders:

Fax to Customer Service at 858-332-0237. Orders requiring overnight delivery must be received by 12:00 p.m. Pacific time.

E-mail Orders:

E-mail to DistributorPurchaseOrders@dexcom.com

Attach your purchase order form and utilize the following format when ordering via e-mail.

Distributor Account Number
Distributor Name
Distributor Bill to and ship to address
Purchase order number
Date Product is required
Ship via [****]
Product Reorder Number
Quantity
Unit Price
Total Price per Line
Contact name, phone, fax and e-mail for confirmation
Patient name, phone, address and email for training purposes
Notice if confirmation is required.

This e-mail address should be used for ORDERS ONLY.

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

SCHEDULE 3

Sales Tracing Report Format

Required Reporting Frequency:    Daily
Format:                .csv (comma-delimited file)

Delivery Method:	DexCom controlled secure file transfer protocol site specific to Distributor
DME and Pharmacy sales tracing files can be sent separately in different formats as long as all applicable data elements are present.

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

Sales Tracings Requirements

Field	Format	Desired State	Comments
[*****]	Text	[*****]	[*****]
[*****]	Text	[*****]	[*****]
[*****]	Text	[*****]	[*****]
[*****]	Text	[*****]	[*****]
[*****]	N/A	[*****]	[*****]
[*****]	Text	[*****]	[*****]
[*****]	Text	[*****]	[*****]
[*****]	Text	[*****]	[*****]
[*****]	Text	[*****]	[*****]
[*****]	Text	[*****]	[*****]
[*****]	Text	[*****]	[*****]
[*****]	Text	[*****]	[*****]
[*****]	Text	[*****]	[*****]
[*****]	Text	[*****]	[*****]
[*****]	Text	[*****]	[*****]
[*****]	Text	[*****]	[*****]
[*****]	Text	[*****]	[*****]
[*****]	Text	[*****]	[*****]
[*****]	Text	[*****]	[*****]
[*****]	Text	[*****]	[*****]
[*****]	Text	[*****]	[*****]
[*****]	Text	[*****]	[*****]
[*****]	Text	[*****]	[*****]
[*****]	Text	[*****]	[*****]
[*****]	Text	[*****]	[*****]
[*****]	Text	[*****]	[*****]
[*****]	Text	[*****]	[*****]
[*****]	Text	[*****]	[*****]
[*****]	Text	[*****]	[*****]
[*****]	Text	[*****]	[*****]
[*****]	Text	[*****]	[*****]
[*****]	Text	[*****]	[*****]
[*****]	Text	[*****]	[*****]
[*****]	Text	[*****]	[*****]
[*****]	Text	[*****]	[*****]
[*****]	Text	[*****]	[*****]
[*****]	Text	[*****]	[*****]
[*****]	Text	[*****]	[*****]
[*****]	Text	[*****]	[*****]
[*****]	Text	[*****]	[*****]

[*****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED INFORMATION.

SCHEDULE 4

Ordering and Acceptance Requirements

I.    Orders, Shipping. Orders will be initiated by a written order, electronic equivalent or facsimile issued to DexCom (the “Order”). Each Order shall include information as set forth in Schedule 3. Products to be delivered per dates indicated on Orders shall be subject to a minimum of [****] lead time afforded to DexCom; provided if Distributor requests DexCom to supply quantities of Product in excess of 150% of the prior Order in any single Order, DexCom will use commercially reasonable efforts within the constraints of its production schedules and other commitments to meet such quantities within a six (6) week lead time but shall not be in breach of this Agreement for any failure to deliver within such six (6) week period. An Order shall be deemed to have been placed as of the date of receipt of the Order by DexCom. DexCom shall promptly acknowledge receipt of each Order in writing, via fax or email and shall without undue delay confirm such Order. For any Order (or portion thereof) having a shorter lead time than the agreed-to lead time requirements set forth herein, DexCom shall use commercially reasonable efforts to accommodate such shorter lead time or fill such excess. [****]. Distributor shall be responsible for restocking fees to DexCom in the event that a shipment requested by Distributor to a Customer is returned for any reason.

II.    Acceptance. Within [****] following a receipt of a shipment, Distributor shall perform a visual inspection (in accordance with Distributor’s standard procedures) of the Products received and shall inform DexCom in writing of any non-conformity of the supplied Products to the specifications as shown in such inspection or other defect in the Products. In the absence of written notice to DexCom of a specified non-conformity within [****] of the end of such [****] period, the Products shall be deemed to be accepted by Distributor. If any latent defect in the Products is subsequently discovered that is not the result of Distributor’s or its agents’ handling, modification, or storage of the Products [****], Distributor shall promptly so inform DexCom together with all available details and information regarding the situation, including all records of Distributor’s or its agents’ handling, modification, and storage of the Products [****]. In case of a justifiable claim of non-conformity, DexCom shall either (at DexCom’s option) replace the defective portion of the Products at no additional cost to Distributor or cancel the order and refund any portion of the price that may to that time have been paid to DexCom under this Agreement for the sale in question. If Distributor rejects any Products and DexCom does not agree that Distributor is justified in doing so, the parties will attempt to resolve the situation in good faith, and if necessary, an independent laboratory acceptable to both parties shall utilize agreed upon test methods to test the products in dispute and to audit Distributor’s and its agents’ handling and storage of the products[****]. The costs of such independent laboratory shall be borne by the parties equally; provided, however, that the party that is determined to have been incorrect in the dispute shall be responsible for all such costs and shall reimburse the correct party for its share of the costs incurred. The independent laboratory’s findings shall be in writing and shall be binding on both parties.